UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 19, 2011

Prudential Bancorp, Inc. of Pennsylvania
(Exact name of registrant as specified in its charter)

Pennsylvania	000-51214	68-0593604
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1834 Oregon Avenue, Philadelphia, Pennsylvania		19145
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(215) 755-1500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)
On October 19, 2011, the Board of Directors of Prudential Bancorp, Inc. of Pennsylvania (the “Company”) appointed, effective October 19, 2011, Joseph R. Corrato to the Board of Directors of the Company.  He was also appointed to the Boards of Directors of the Company’s mutual holding company parent, Prudential Mutual Holding Company (the “MHC”), as well as the Company’s wholly owned subsidiary, Prudential Savings Bank (the “Bank”). Mr. Corrato currently serves as the Executive Vice President and Chief Financial Officer of the Company and the Bank. There are no arrangements or understandings between a director or executive officer of the Company, the Bank or the MHC and Mr. Corrato pursuant to which he was elected as a director of the Company.  No determination has been made as of the date hereof regarding the committees of the Board of Directors of the Company to which Mr. Corrato will be appointed.  No directors or executive officers of the Company or the Bank are related to Mr. Corrato by blood, marriage or adoption. Mr. Corrato has not engaged in any transactions since October 1, 2010 with the Company or any of its subsidiaries that would be required to be reported under Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission.

(e)	Not applicable.

(f)	Not applicable.

ITEM 7.01                      Regulation FD Disclosure

On October 21, 2011, the Company issued a press release announcing the appointment of Mr. Corrato, effective October 19, 2011, as a director of the Company, the Bank and the MHC. For additional information, reference is made to the Company’s press release, dated October 21, 2011, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto.  The press release attached hereto is being furnished to the Securities and Exchange Commission and shall not be deemed to be “filed” for any purpose except as shall be expressly set forth by specific reference to such filing in other filings of the Company into which it may be incorporated.

Item	9.01	Financial Statements and Exhibits
	(a)	Not applicable.
	(b)	Not applicable.
	(c)	Not applicable.
	(d)	The following exhibits are included with this Report:

Exhibit No.	Description
99.1	Press release dated October 21, 2011 announcing appointment of a new director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA

	By:	/s/ Joseph R. Corrato
	Name:	Joseph R. Corrato
	Title:	Executive Vice President and Chief Financial Officer

Date: October 21, 2011